THE VANTAGEPOINT FUNDS
Supplement dated September 25, 2008 to the Statement of Additional Information
dated May 1, 2008 as supplemented July 15, 2008.
This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the Statement of Additional Information.
The following description replaces the information about Money Market Securities found on page 18 of the Statement of Additional Information.
MONEY MARKET SECURITIES: Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody’s, or determined by the Fund’s investment adviser or a subadviser, as applicable, to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. and foreign banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving the previously listed securities. The Funds may invest in money market investment companies for cash management purposes consistent with the 1940 Act and related rule requirements, please see “Investment Companies.” The Short-Term Investments Trust Liquid Assets Portfolio in which the Vantagepoint Money Market Fund invests, also invests in variable rate demand notes which are notes, often issued by a municipality, that pay a variable rate resetting at regular intervals in accordance with an interest rate index, and which may be put (i.e. sold) back to the issuer at face value on short notice. For a description of NRSRO ratings categories, see Appendix A to this SAI.
DISCLOSURE OF PORTFOLIO HOLDINGS
The following replaces the information relating to the Non-Public Disclosure of Fund Portfolio Holdings found on pages 30 through 33:
Public Disclosures of the Funds’ Portfolio Holdings
Month-end full portfolio holdings of the Funds will be made publicly available on the Funds’ website 25 days after month-end (or the next business day thereafter). Disclosure of Fund portfolio holdings also will be made on a quarterly basis in the Fund’s annual and semi-annual reports to shareholders and in reports on Form N-Q filed with the Securities and Exchange Commission (“SEC”). These reports are publicly-available upon filing with the SEC, and the portfolio holdings information in them is current as of 60 calendar days before filing.
In addition, marketing materials and the Funds’ website may disclose the top ten holdings of a Fund, as well as a comparison of such Funds’ top ten holdings from the end of one calendar quarter to the next as is permitted under mutual fund advertising rules.

In addition to the above, some or all of the Funds’ portfolio holdings may be made publicly available at any time on the Funds’ website provided that, in light of the fact that there will be no confidentiality obligation on the part of any recipient, the Funds’ President and the Funds’ Chief Compliance Officer (“CCO”), or the persons designated by them in writing to act in their absence, make a determination that such disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders. Once information has been made publicly available to all Fund investors on the Funds’ website, that information may be disclosed in writing or orally to other persons. The CCO shall make and keep a record of all such approved disclosures, and shall report any such disclosures to the Funds’ Board of Directors (“Board”) at its next regular meeting. In addition, the Board will be notified of such website disclosure, and a copy of the website disclosure will be provided to the Board, at or before the time it is posted to the Funds’ website.
Non-Public Disclosures of the Funds’ Portfolio Holdings
General Policies
It is the policy of the Funds not to sell, or to permit any person to receive compensation or other consideration for disclosing, non-public information about Fund portfolio holdings. Further, disclosure of non-public Fund portfolio holdings is not permitted, except as is necessary or appropriate in connection with the day-to-day operations and management of the Funds or otherwise in furtherance of legitimate Fund business purposes.
Non-Public Disclosures to Fund Service Providers
The Funds’ portfolio holdings and related information may be disclosed for legitimate business purposes to the Funds’ investment adviser; subadvisers; custodian; administrator; fund accountant; distributor; transfer agent; sub-transfer agent; dividend disbursing agent; securities lending agent; independent public accountants; legal counsel; rating and ranking organizations; financial printers; pricing information vendors; third-parties that provide investment, analytical, statistical or other necessary or appropriate services to the Fund or to a service provider, including the Funds’ investment adviser, subadvisers or other service providers; and various broker-dealers or commodity professionals contacted by the Funds’ investment adviser or subadvisers in the course of, or in connection with, the Funds’ portfolio transactions (each, a “Service Provider” and collectively, “Service Providers”).
The frequency with which non-public Fund portfolio holdings information may be disclosed to a Service Provider, and the time lag between the date of the information and the date when it is disclosed to the Service Provider, may vary depending on the purposes for which the information is disclosed and other relevant facts and circumstances.
In addition to the Service Providers described above and identified by name elsewhere in this SAI, the service providers that may receive non-public Fund portfolio holdings information include the following: FactSet, Plexus PlanSponsor Group Inc., Automated Securities Clearance LLC, UpTick Data Technologies LLLP, FT Interactive Data Corporation, and Electra Information Systems Inc.

Non-Public Disclosures to Directors and Their Counsel; Legally Required Disclosures
Non-public Fund portfolio holdings information also may be disclosed to the Funds’ Directors or to independent counsel to the Independent Directors. Non-public Fund portfolio holdings and related information may be disclosed to any person if required by applicable law (e.g., in a filing with or submission to the SEC or other regulatory body; in connection with a lawsuit or when seeking recovery in legal proceedings; or as required by court or similar order).
Procedures for Non-Public Disclosures
Confidentiality Obligations Required for All Non-Public Disclosures — It is the Funds’ policy that non-public Fund portfolio holdings information can be disclosed (as described above) only if the confidentiality of the information is protected by (a) the obligations of the recipient under a contract with the Funds, a Fund or a Service Provider, (b) the recipient’s fiduciary or professional obligations to the Funds or (c) applicable law (including rules of securities industry self-regulatory organizations).
Approvals Required for Non-Public Disclosures to Service Providers — In addition to the confidentiality requirement above, disclosures of non-public Fund portfolio holdings information to a Service Provider shall be approved by the President, Treasurer, Assistant Treasurer or Secretary of the Funds or by a Manager, Director, Vice-President or Senior Vice-President of VIA or VTA.
Any such approval shall be based on a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders, after considering relevant factors (including any known actual or apparent conflicts between the interests of Fund shareholders and the interests of ICMA-RC, VIA, VTA, RC Services or Fund sub-advisers (or any their affiliated persons)).
Other Non-Public Disclosures
Disclosure of non-public Fund portfolio holdings information to other persons or under circumstances not described above may be made only with the prior approval of the Funds’ President and the CCO, or the persons designated by them in writing to act in their absence, based on:
(1) a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders, after considering relevant factors (including any known actual or apparent conflicts between the interests of Fund shareholders and the interests of ICMA-RC, VIA, VTA, RC Services or Fund sub-advisers (or any of their affiliated persons)); and

(2) confirmation that the party receiving the information is or will be subject to a duty or contractual obligation to keep it confidential.
The CCO shall make and keep a record of all such approved disclosures, and shall report any such disclosures to the Board at its next regular meeting.
Fund CCO’s Review of Non-Public Disclosures
The CCO shall review, no less frequently than annually, how non-public portfolio holdings information of the Funds is being disclosed to and used by Service Providers and others, to seek to ensure that such disclosure and use is consistent with this policy and with the best interests of the Funds and their shareholders.
The CCO shall report to the Board regarding the CCO’s reviews pursuant to this section (such report may be provided in connection with the CCO’s annual review and report pursuant to Rule 38a-1 under the Investment Company Act of 1940).
In addition, VIA and the Funds’ subadvisers, transfer agent and distributor have adopted policies and procedures that prohibit their personnel from trading in securities on the basis of material non-public information and impose restrictions and reporting requirements on personal securities transactions, including transactions in shares of the Funds. These policies and procedures, which typically include policies and procedures designed to protect confidential client information, are administered and enforced by each such Service Provider’s compliance staff. The adequacy and effective implementation of the compliance policies and procedures of these Service Providers as well as those of the Funds’ administrator also are subject to periodic monitoring, review and oversight by the CCO.
INVESTMENT SUBADVISERS OF THE VANTAGEPOINT GROWTH FUND AND VANTAGEPOINT SELECT VALUE FUND
At a meeting held on September 12, 2008 (“September Meeting”), the Board of Directors of The Vantagepoint Funds (the “VP Funds”) approved the termination of Peregrine Capital Management, Inc. and Goldman Sachs Asset Management, L.P. as subadvisers to the Vantagepoint Growth Fund and Goldman Sachs Asset Management, L.P., as a subadviser to the Vantagepoint Select Value Fund. Such terminations are effective as of September 30, 2008 or earlier upon written notice.
Also at the September Meeting, the Board of Directors, at the recommendation of VIA, appointed Columbus Circle Investors and D.G. Capital Management Trust as subadvisers to the Growth Fund and appointed Artisan Partners Limited Partnership as a subadviser to the Select Value Fund. Each of these appointments were effective September 19, 2008
SUBADVISERS
Delete the information regarding Peregrine Capital Management, Inc and Goldman Sachs Asset Management, L.P. from the “Subadvisers” section on page 47.

The following should be read in conjunction with the information found on page 46 of the Statement of Additional Information:
Artisan Partners Limited Partnership (“Artisan Partners”), 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a subadviser to the International and Select Value Funds. Artisan Partners is a Delaware limited partnership managed by its sole general partner, Artisan Investment Corporation. Artisan Investment Corporation is wholly owned by ZFIC, Inc., whose principal shareholders are Andrew A. Ziegler and Carlene M. Ziegler.
Columbus Circle Investors (“Columbus Circle”), Metro Center, One Station Place, 8th Floor South, Stamford, Connecticut 06902, serves as a subadviser to the Growth Fund. The general partners of Columbus Circle are CCIP, LLC and Principal Global Columbus Circle, LLC which are in turn controlled by Principal Financial Group, Inc., a Delaware publicly traded company.
D.G. Capital Management Trust (“D.G. Capital”), 260 Franklin Street, Suite 1600, Boston, Massachusetts 02110, serves as a subadviser to the Growth Fund. D.G. Capital is a privately owned Massachusetts business trust controlled by Manu Daftary and Beverly Gee.
The name of Westfield Capital Management Company, LLC found on page 48 of the Statement of Additional Information has been changed to Westfield Capital Management Company, L.P.
The following fee schedules should be read in conjunction with the fee schedules for the Growth Fund found on page 52:

D.G. Capital
First $200 million	0.46%
Over $200 million	0.36%

Columbus Circle
First $300 million	0.35%
Over $300 million	0.30%
In addition, the footnote to the Growth Fund fee schedules should be revised with the following information:
Effective October 1, 2008, Tukman Grossman has voluntarily agreed to waive its fee in an amount equal to 0.10% of the average daily market value of the assets of the Fund under its management. Tukman Grossman may withdraw this waiver on thirty days prior written notice to the Fund and VIA.
The following fee schedules should be read in conjunction with the fee schedules for the Select Value Fund found on page 53:

Artisan Partners
First $150 million	0.55%
Next $100 million	0.50%
Over $250 million	0.45%

ADDITIONAL INFORMATION PERTAINING TO PORTFOLIO MANAGERS OF THE FUNDS
Delete the information regarding Goldman Sachs Asset Management L.P. and Peregrine Capital Management, Inc. found on pages 71 and 78, respectively, of the section entitled “Additional Information Pertaining to Portfolio Managers of the Funds.”
The following should be read with the information found under the section entitled “Additional Information Regarding Portfolio Managers.”:
Artisan Partners
Other accounts managed by portfolio manager(s) as of June 30, 2008:

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Select Value Fund
James C. Kieffer	5	$5,563.9	3	$125.3	25*	$2,407.1*
Scott C. Satterwhite	5	$5,563.9	3	$125.3	25*	$2,407.1*
George O. Sertl, Jr.	5	$5,563.9	3	$125.3	25*	$2,407.1*
*One of these accounts with assets of $119.6 million has an advisory fee based upon performance of the account.
Potential Conflicts of Interest
Artisan Partners’ international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). Artisan Partners’ mid-cap value team, led by James C. Kieffer, Scott C. Satterwhite and George O. Sertl, Jr., manages portfolios for multiple clients within three investment strategies (mid-cap value, small-cap value and opportunistic value). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan Partners within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the international growth investment strategy in which Artisan Partners manages assets for the Vantagepoint International Fund and the mid-cap value investment strategy in which Artisan Partners manages assets for the Vantagepoint Select Value Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan Partners’ international growth and international small-cap growth strategies and between Artisan Partners’ mid-cap value, small-cap value and opportunistic value strategies, Artisan Partners’ international growth and mid-cap value investment teams may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which those teams are responsible. As a result, performance dispersion among client accounts within the international growth strategy and mid-cap value strategy may occur. In addition, some of the portfolios Artisan Partners manages in its international growth strategy and mid-cap value strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds to Artisan Partners. Although Artisan Partners may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

In addition, Artisan Partners’ policies to prevent the misuse of material non-public information may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of the transaction. This may occur if clients in a particular investment strategy invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. It may also occur if clients in a particular investment strategy invest in a security issued by a company, a director or officer of which is also a director of Artisan Funds or an employee of Artisan Partners.
Artisan Partners’ goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan Partners has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. These procedures involve aggregating portfolio transactions and allocating them among client accounts, and specifically address underwritten offerings, including initial public offerings.
Artisan Partners may use client brokerage to pay for research if the research provides lawful and appropriate assistance to the firm in the investment decision-making process. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction. In addition, Artisan Partners only uses client brokerage from accounts invested in a strategy for research that benefits that strategy.
Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that employees of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal transactions in securities by Artisan Partners’ employees and prohibits employees from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days. In addition, the Code requires reports of personal securities transactions to be filed with Artisan Partners’ compliance department quarterly or more frequently.
Compensation of Portfolio Managers
Artisan Partners has designed a partnership participation, compensation, and management structure to attract and retain key personnel. An Artisan Partners portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the investment strategy or strategies managed by the portfolio manager, including the Funds. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager’s interests more closely with the long-term interests of clients.

Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers, have limited partnership interests in the firm.
Columbus Capital
Other accounts managed by portfolio manager(s) as of June 30, 2008:

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Growth Fund Anthony Rizza	5	$4,252.0	7	$989.2	111*	*6,178.3*
* Four of these accounts with assets together totaling $639 million have an advisory fee based on performance.
Potential Conflicts of Interest
Columbus Circle focuses on providing Institutional Equity Management services. Columbus Circle provides portfolio management services to high net worth individuals, pension and profit-sharing plans, Taft-Hartley plans, charitable institutions,foundations, endowments, municipalities, trust programs, registered mutual funds, private investment funds and other institutions.
Columbus Circle’s clients include both affiliated and unaffiliated registered investment companies and private investment funds. In some cases, Columbus Circle has also entered into performance fee arrangements with qualified clients. Columbus Circle, its affiliates and personnel additionally have personal investments in its affiliated private funds. Such affiliations and fee arrangements create an incentive to favor certain accounts over other accounts in the allocation of investment opportunities. Columbus Circle has procedures designed and implemented to ensure that all clients are treated fairly and equally, and to prevent these conflicts from influencing the allocation of investment opportunities among clients. These procedures involve aggregating portfolio transactions and allocating them among similarly managed client accounts on a pro rata basis (or rotational basis for IPOs, as necessary) subject to specific account restrictions or limiting circumstances.
In placing orders for the purchase and sale of securities for its clients, Columbus Circle seeks quality execution at favorable prices through responsible broker-dealers. In selecting broker-dealers to execute transactions, CCI considers such factors as the brokers’ reliability, the quality of its execution services, its financial condition, its commission rates on agency transactions, its ability to use capital, and the general brokerage and research services that it provides. Columbus Circle does utilize client commissions for the purchase of research and order execution services provided these services assist Columbus Circle in the investment process. Columbus Circle also utilizes brokers who refer investors to Columbus Circle. Columbus Circle monitors its brokerage allocation decision-making and does not consider referrals in its brokerage selection processes. Columbus Circle also does not execute any client transactions through affiliated entities.
Columbus Circle has also adopted a Code of Ethics that governs its investment management services. This document emphasizes Columbus Circle’s fiduciary duty and commitment to fair and equitable treatment, including prohibitions on insider trading. The Code of Ethics is further designed to assure that the personal securities transactions, activities and interests of the employees of Columbus Circle will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts. Under the Code, certain classes of securities have been designated as exempt transactions, based upon a determination that these would materially not interfere with the best interest of Columbus Circle’s clients. In addition, the Code requires pre-clearance of many transactions, and restricts trading in close proximity to client trading activity. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is continually monitored under the Code of Ethics, and to reasonably prevent conflicts of interest between CCI and its clients.

Finally, Columbus Circle votes proxies according to pre-determined issue determinations in the first instance, and according to an independent third party’s recommendations if the matter does not meet the established voting parameters. However, should Columbus Circle determine not to accept the third party’s recommendation and a conflict of interest exists, then Columbus Circle would request client consent to vote the issue. Conflicts of interest may exist if Columbus Circle manages assets for an issuer or other business relationships exist between Columbus Circle and an issuer.
Compensation of Portfolio Managers
Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:
•	Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.
•	Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager’s strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon the overall revenue generated by the products for which they are responsible.
•	Equity Payments. Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. We believe this structure allows us to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business.

Each portfolio manger is eligible to participate in a competitive benefits package including health and retirement benefits (in the form of a 401(k) plan), which are available to all Columbus Circle employees.
D.G. Capital
Other accounts managed by portfolio manager(s) as of June 30, 2008:

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Growth Fund Manu Daftary	2	$1,626.3	3*	$236.73*	30*	$1,158.2*
*Two Other Pooled Investment Vehicles with assets of $26.4 million and four Other Accounts with assets together totally $353.4 million have advisory fees based on the performance of the account.
Potential Conflicts of Interest
D.G. Capital manages multiple accounts that have different investment objectives, policies and other investment considerations. These multiple accounts include, among others, mutual funds, separate accounts and commingled accounts. It is the practice of D.G. Capital to allocate investment opportunities across all client portfolios that have a particular investment strategy on a pro rata basis based on the above mentioned investment objectives, policies and other investment considerations. Other methods of allocation that are fair and equitable to participating clients may be used when a pro rata allocation is deemed to be less appropriate. These other methods of allocation may be used when the transaction size is too limited to be effectively allocated pro rata among all eligible client accounts. D.G. Capital will allocate such limited securities pursuant to an equitable rotation basis.
D.G. Capital has adopted brokerage policies and procedures to address any potential conflicts associated with managing multiple accounts for multiple clients. In placing orders for the purchase and sale of securities and selecting brokers to effect these transactions, D.G. Capital seeks prompt execution of orders at the most favorable prices reasonably obtainable. In seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of a broker-dealer’s services, including, but not limited to a broker’s trading expertise, infrastructure, ability to minimize total trading costs while maintaining its financial health, ability to provide research and execution services, and ability to provide services to accommodate special transaction needs.
D.G. Capital utilizes soft dollar credits as payment for research and statistical information that qualify for the “safe harbor” provided by Section 28(e). Where more than one broker-dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction, D.G. Capital may select a broker-dealer that furnishes research services. When consistent with the best execution policies described above, D.G. Capital may establish arrangements with a broker-dealer to effect transactions and allocate a portion of the commission to a pool of soft dollar credits from which the broker-dealer will pay third-party research preparers.

D.G. Capital is committed to fostering an environment where all employees are aware of their responsibilities and obligations to act with integrity and at all times in the best interest of its clients. D.G. Capital has adopted a Code of Ethics and Policy on Personal Trading and Related Activities concerning trading by its employees that is designed to detect and prevent potential conflicts of interest between the firm and its clients. All employees of the firm are required to submit initial and annual holdings reports, quarterly transaction reports and copies of brokerage account statements. Employees must obtain preclearance to trade in covered securities as well as comply with any blackout periods, restrictions on receipt of gifts or entering into outside employment, prohibitions on short term trading, late trading, market timing or excessive trading and other restrictions set forth in the Code. In addition, employees must refrain from trading in securities of public companies while in possession of material inside information and acknowledge annually that they have read and understand the terms of the Code of Ethics.
Compensation of Portfolio Managers
Mr. Daftary, as the owner of D.G. Capital, receives a monthly base salary and, at the end of each fiscal year, receives the net profits of the firm after the payment of all expenses, including bonus payments.
PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES
As of June 30, 2008 none of the new portfolio managers of the Growth Fund and Select Value Fund owned shares of the Funds they manage.
Please retain this supplement for future reference.